Exhibit 10.23

Confidential	***Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

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BI RCV Contract Number: 39242

TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT

BETWEEN:

Sophiris Bio Corp. (Formerly Protox Therapeutics Corp.)

1258 Prospect Street, La Jolla

California

USA

(hereinafter referred to as “Sophiris”)

and

Boehringer Ingelheim RCV GmbH & Co KG

Dr. Boehringer Gasse 5-11

A-1121 Vienna, Austria

(hereinafter referred to as “BI RCV”)

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This Agreement is made effective as of June 29, 2012 (the “Effective Date”) by and between Sophiris and BI RCV.

WHEREAS, BI RCV and its Affiliate BIP (as defined below) own facilities specialised for GMP manufacture of biopharmaceuticals and employ personnel who have experience in process development, the production, quality control as well as in the registration of biopharmaceuticals for clinical trials and commercial sale in the United States, Europe and elsewhere; and

WHEREAS, effective on 05 January 2011, the Parties entered into Confidentiality Agreement pertaining to the exchange of confidential information to discuss the possibility of manufacturing Sophiris’ product PRX302 (the “Product”) at BI RCV’s facility for Sophiris (the “CDA”); and

WHEREAS, effective on 01 August 2011, the Parties entered into a material transfer agreement for shipping of certain materials by Sophiris to the BI RCV’s facilities for storage during contract negotiations pertaining to the Services (the “MTA”); and

WHEREAS, effective on 01 August 2011, the Parties entered into a Letter of Intent in order for BI RCV to begin providing, and Sophiris to begin receiving, certain technology transfer and GMP production services for the Product (the “LOI”).

NOW THEREFORE in consideration of the foregoing premises, the mutual covenants and obligations hereinafter contained, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:

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1.	DEFINITIONS

1.1

“Affiliate” means a company or business entity being controlled by, controlling or being under common control with a Party. For purposes of this definition, “control” shall mean the possession, directly or indirectly, or the power to direct or cause the direction of the management and policies of an entity (other than a natural person), whether through the majority ownership of voting capital stock, by contract or otherwise.

1.2	“Agreement” means this Technology Transfer and Supply Agreement.

1.3	“Batch” means Drug Substance produced from one fermentation and purification run using [*…***…] or Drug Product filled as […***…].

1.4	“Batch Record” means the filled-in record of the history of a Batch and the production thereof in accordance with GMP and the Master Batch Record.

1.5	“BIP” means the Affiliate of BI RCV Boehringer Ingelheim Pharma GmbH & Co. KG in Biberach, Germany.

1.6	“BIP Facility” means the BIP’s facilities at Birkendorfer Straße 65, 88397 Biberach/ Riß, Germany.

1.7

“BI RCV” means BI RCV. As regards fulfillment of its obligations under this Agreement, BI RCV may either fulfill such obligations itself or by subcontracting to its Affiliate BIP. BI RCV shall be fully responsible to Sophiris for the fulfillment of all its obligations under this Agreement.

1.8	“BI RCV Facility” means BI RCV’s facilities at Dr. Boehringer-Gasse 5-11, A-1121 Vienna, Austria.

1.9	“Business Day” means any calendar day on which banking institutions in both Vienna, Austria and Los Angeles, California are open for business.

1.10	“CDA” means the Mutual Confidentiality Agreement between the Parties effective as of 05 January 2011.

1.11

“Change in Control” means the transfer or sale of all or substantially all of either Party’s assets or business to which this Agreement relates other than to an Affiliate, or a Party’s merger or consolidation or similar transaction, other than with an Affiliate.

1.12

“Confidential Information” means any information and materials disclosed by a Party or an Affiliate of such Party to the other Party or its Affiliate(s), which information includes, but is not limited to: Product, MCB, WCB, the processes and methods employed in the manufacture of Product; Batch Records, Specifications; information related to the facilities at BI RCV and BIP; information related to BI RCV’s and BIP’s manufacturing processes and/or technologies or to any products produced at the BI RCV or BIP Facility; any prices and costs of BI RCV; regulatory filings for the Product; Sophiris’ and BI RCV’s business, regulatory plans and strategies, patent disclosures, patent applications, structures, models, techniques, formulas, processes, compositions, compounds, antigens, antibodies, hybridomas, apparatus, designs,

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sketches, photographs, plans, drawings, specifications, samples, reports, customer lists, price lists, studies, findings, inventions and other data and information disclosed or exchanged under this Agreement; the terms of this Agreement.

1.13	“[…***…]” means […***…].

1.14	“Diluent” is the diluent agent that will be added to Drug Product or Placebo for use as pharmaceutical.

1.15	“Drug Product” means a formulated, filled and finished liquid drug product containing Drug Substance as the active pharmaceutical ingredient as set forth in Exhibit B.

1.16	“Drug Substance” means purified PRX302 produced using Sophiris’ proprietary MCB/WCB and the respective Processes.

1.17

“Existing Process” means the manufacturing process for Drug Substance and / or Drug Product used for the manufacture of Drug Substance and / or Drug Product as of the LOI Effective Date and described in the technology transfer documents provided by Sophiris or otherwise disclosed on behalf of Sophiris to BI RCV at the start of the Technology Transfer Period.

1.18	“Fault” shall mean any negligent breach of a covenant, representation or warranty under this Agreement, negligence or gross negligence or willful misconduct, whether by act or omission.

1.19

“Final Release” means the release of any Batch of [*…***…] by Sophiris within a period of […***…] after the respective Manufacturer’s Release. Final Release signifies that Product or Drug Substance has been produced using approved processes, in compliance with appropriate regulations, including but not limited to, GMP, and meets the established Drug Product Specifications or Drug Substance Specifications, as determined by […***…].

1.20	“Final Release Notification” means with respect to a Batch the written confirmation of Sophiris that […***…].

1.21

“cGMPs”/ “GMP” shall mean the standards established by the United States Food and Drug Administration (the “FDA”) for current Good Manufacturing Practices, as specified in FDA 21 Code of Federal Regulations §211 Current Good Manufacturing Practice for Finished Pharmaceuticals (or its successor provisions); the standards

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established in the International Conference on Harmonization Guideline Q7; the standards established in the Rules Governing Medicinal Product in the European Union Volume 4-Good Manufacturing Practices (or its successor provisions); the standards establish in Annex 2 – Manufacture of Biological Medicinal Products for Human Use; and other sections so designated by the title “Good Manufacturing Practices,” as applicable to each respective Product(s) or Drug Substance to be manufactured and/or supplied by BI RCV, it being recognized that cGMPs exist within the US Code of Federal Regulations separately for drugs (Title 21 Part 211).

1.22

“Health Authorities” mean all regulatory authorities having jurisdiction over the development, manufacture, use and/or sale of the Product in the Territory, including but not limited to the European Medicines Agency (“EMA”), U.S. Food and Drug Administration (“FDA”) and Health Canada.

1.23

“Intellectual Property” means all Patents Rights, trade secrets, trade marks, service marks, registered designs, applications for any of the foregoing, trade and business names, unregistered trade marks and service marks, copyrights, rights in designs, inventions, know-how, rights under licenses, master cell banks. working cell banks and Aeromonas strains, and rights of the same or similar effect or nature, in any part of the world, whether or not registered, published or unpublished, and registrations and applications for registration thereof, and all rights therein whether provided by international treaties or conventions or otherwise.

1.24	“Latent Defect” shall mean [*…***…].

1.25	“LOI” means the Letter of Intent between the Parties described in the recitals above.

1.26	“LOI Effective Date” means the date the LOI became effective, which is 01 August 2011.

1.27	“Manufacturer’s Release” means […***…].

1.28	“Master Batch Record” means the master production instructions for manufacture of a Batch.

1.29	“Materials” mean raw materials, filters, membranes, consumables and resins applied in the manufacture of Product.

1.30	“Non-Conforming Batch” means […***…].

1.31	“Party” and “Parties” means Sophiris or BI RCV, or both, as applicable.

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1.32

“Patent Rights” mean issued patents and patent applications, whether such Patent Rights exist now or in the future anywhere in the world, including, but not limited to, any issued patent, including inventor’s certificates, utility model, substitutions, confirmations, reissues, re-examination, renewal or any like governmental grant for protection of inventions; and any pending application for any of the foregoing, including any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications, as well as extensions and supplementary protection certificates based thereon.

1.33	“Placebo” means the simulated medical intervention used by Sophiris in the clinical trials for Drug Product.

1.34	“Potentially Non-Conforming Batch” means a GMP Batch that does [*…***…].

1.35

“Process” refers to Process for Drug Product and/or Process for Drug Substance, as applicable. Process for Drug Substance means the implemented Existing Process transferred from Sophiris to BI RCV for the manufacture of Drug Substance, which will be optimised (within the defined scope), scaled-up at BI RCV and BIP as applicable, and conform with GMP for the production of GMP Drug Substance. Process for Drug Product means the implemented Drug Product manufacturing processes transferred from Sophiris to BIP for the GMP production of liquid drug product as of the LOI Effective Date.

1.36	“Process Inherent Issue” means […***…].

1.37	“Product” means (i) the Drug Product, (ii) Diluent, and/or (iii) Placebo as applicable.

1.38

“Quality Agreement” means the agreement the Parties intend to enter into no later than 31 July 2012 and any amendments thereof, as applicable, which sets forth the Parties’ rights and obligations with regard to quality management, documentation to be provided to Sophiris in support of Product release, including the language of such documentation, regulatory items such as audits and inspections, etc. In the event of any conflict between this Agreement and such Quality Agreement, this Agreement shall control.

1.39	“PRX302” means the […***…].

1.40

“Services” means all services to be provided by BI RCV under this Agreement as set forth in the list of BI RCV Services and Prices in Exhibit A. The Services of Task No. 1 to Task No. 5 listed in Exhibit A which were previously provided by BI RCV under the LOI are marked in Exhibit A.

1.41	“SOPs” mean written standard operating procedures established, or to be established, by BI RCV and employed in the production, quality control, quality assurance,

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warehousing, labelling and packaging, among other things.

1.42

“Specifications” means tests, references to analytical procedures, appropriate acceptance criteria that are numerical limits, ranges or other criteria for which the Materials (as applicable), Product, intermediates, or process of making the Product, must conform to in order for the Product, be acceptable for its intended use.

1.43

“Technology Transfer Period” means the period for the transfer of all required technology documentation and materials, including but not limited to the Deliverables, and including the transfer of the Existing Process from Sophiris to BI RCV in order to implement the manufacturing Process for Drug Substance at the BI RCV Facility and to implement the manufacturing Process for Drug Product at the BIP Facility. The Technology Transfer Period will be considered to begin as of the LOI Effective Date and to be concluded upon successful completion of bench scale reproduction as referenced in the project timelines described in Exhibit E (“Project Timelines”).

1.44	“Territory” means territory where Drug Product is used in clinical trials and/or distributed and marketed by Sophiris, which is worldwide.

1.45	“Warranty Date” means the date of BI RCV’s Manufacturer’s Release of (i) […***…] and (ii) of […***…].

2.	PURPOSE AND SCOPE

2.1

This Agreement sets forth the structure, rights and obligations under which Sophiris desires and BI RCV agrees to perform Services for technology transfer, Process establishment at production scale and GMP manufacture of Product for clinical supply and conformance runs for BLA filing, as applicable. The Parties shall negotiate in good faith an agreement for manufacture of Drug Product and Diluent by BI RCV for Sophiris in accordance with the timelines of Sophiris’ filing of Product for market approval.

3.	SOPHIRIS DELIVERABLES

3.1	Deliverables

3.1.1

To the extent not already provided to BI RCV under the MTA and/or LOI, Sophiris shall provide BI RCV with all reasonably required Materials of Sophiris (e.g. supplies of the Master Cell Bank (“MCB”) / Working Cell Bank (“WCB”), samples, reference standards, etc.), and respective documentation reasonably required for the manufacture of Drug Substance, Drug Product and the performance of the Services, as set forth under Exhibit D (hereinafter the “Deliverables”). If such Deliverables are toxic, Sophiris shall explicitly instruct BI RCV on the required safety measures that need to be taken when handling such Deliverables.

3.1.2	BI RCV shall [*…***…].

3.2	Assistance and Support by Sophiris

3.2.1	Notwithstanding BI RCV’s obligations hereunder to legal and regulatory

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requirements (see especially Section 4.1.1 and 7.1.3), at BI RCV’s request, Sophiris shall provide BI RCV with information of which it has knowledge regarding legal and regulatory requirements applicable to the Services, instruct and assist BI RCV with regard to all legal and regulatory requirements including, but not limited to applicable laws, regulations, ordinances, regulatory guidelines and guidance which are necessary for and relate to the manufacture of Product destined for the Territory, apart from member states of the European Economic Area and U.S.A.

3.2.2	Sophiris shall inform BI RCV within a reasonable period of time of any circumstances it becomes aware of which may have a material influence on the manufacture or safety of Product.

3.2.3

Under the LOI, Sophiris has provided to BI RCV the Deliverables set forth on Exhibit D, transferred to BI RCV the Existing Process in order to enable BI RCV to conduct the Services as set forth under Exhibit A at the BI RCV Facility, that are based on the Assumptions set forth in Exhibit C, by disclosing to BI RCV the Existing Process by means of transferring the Sophiris Deliverables set forth in Exhibit D.

3.2.4

Sophiris shall be responsible for the technology transfer to BI RCV, the transfer of Sophiris Deliverables, in particular the Sophiris Materials, to the extent such Deliverables and Sophiris Materials are not already received by BI RCV, for the performance, robustness, reproducibility and scalability of the Existing Process subject to the provisions under Sections 9.4.1 and 9.4.2 below.

3.2.5

Sophiris acknowledges and agrees that the timely and complete transfer of the Deliverables, as well as such additional items agreed by the Parties, and Sophiris’ timely performance of all necessary reviews and approvals of BI RCV’s Services are essential for the timely start, performance and completion of the activities contemplated for the technology transfer and further activities under this Agreement. [*…***…] In the event either Party realizes that […***…], such Party shall immediately (i.e. […***…]) inform the other Party hereof in writing (fax or email will suffice) and the Parties shall use their commercially reasonable efforts to come to an adequate solution and shall in good faith agree on […***…]. In case the Parties are unable to agree to […***…], both Parties may involve their respective management and the Steering Committee.

4.	RI RCV SERVICES

4.1	BI RCV Facility and BIP Facility

4.1.1

BI RCV shall manufacture Drug Substance at the BI RCV Facility and Product at the BIP Facility. BI RCV shall perform Services for technical transfer, process establishment at production scale and GMP manufacture of Drug Substance for clinical supply.

4.1.2 BI RCV shall perform the Services in compliance with (a) all laws, rules and regulations applicable to a manufacturer of biopharmaceutical products situated in Austria and / or Germany including all laws, rules and regulations

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applicable pursuant to ICH, (b) GMP, (c) Sophiris’ written instructions as set forth in Exhibit D (“Deliverables”) and (d) SOPs.

4.1.3

Process establishment for GMP Product manufacture at production scale for Sophiris shall be performed by BIP at BIP Facility. Subject to Section 4.2 below, BI RCV’s Services are a firm order under this Agreement and set forth in more detail in Exhibit A. The Project Timelines for the Services are set forth as mutually agreed upon in Exhibit E. Sophiris acknowledges and agrees that BIP shall perform these Services as BI RCV’s subcontractor; and BI RCV acknowledges and agrees that it shall remain liable to Sophiris for BIP’s performance of the Services under this Agreement.

4.1.4	In case [*…***…] requests […***…], the Parties shall […***…].

4.1.5

The BI RCV Facility and BIP Facility shall have, and BI RCV and BIP shall continuously maintain, all required authorizations and permits necessary for the GMP manufacture of Product for clinical and commercial supply as required for a Contract Manufacturing Organization (“CMO”) of biopharmaceuticals located in Austria and Germany. Sophiris has informed BI RCV that the Product is a Level II Product according to safety, environmental and health (i.e. Occupational Exposure Level classification) (OEL). The BI RCV’s statutory mandated Committee for Biological Safety confirmed this classification and established the appropriate measures at BI RCV and BIP for the performance of Services related to Product.

4.1.6

BI RCV shall manufacture, release, store and make available for shipment Product in accordance with the Product Specifications, GMP requirements, and all applicable laws, regulations and ordinances applicable to a CMO located in Austria and Germany. All GMP Product shall be manufactured in accordance with GMP and conform to Product Specifications on the Warranty Date.

4.1.7

BI RCV shall not knowingly employ any person or entity that has been debarred under the US Generic Drug Enforcement or Act or its counterparts in other countries to perform any Services under this Agreement. BI RCV shall immediately notify Sophiris in writing if it or any person who is performing Services hereunder is debarred or if any proceedings or investigations commence or to its knowledge are threatened with respect thereto.

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4.2	Postponement of Services

4.2.1	It is the common understanding of both Parties that the Project Timelines as outlined in Exhibit E may be amended as mutually agreed to by the Parties.

4.2.2	Notwithstanding Section 4.1.3, in the event Sophiris at its sole discretion postpones the performance of certain Services, the following postponement fees shall apply:

Number of [*…***…] between receipt of postponement notice in writing by BI RCV and commencement of Services	[…***…] (“Postponement Fee”)
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

4.2.3	For the avoidance of doubt, payment of the Postponement Fee does not relieve Sophiris of its obligation to […***…].

4.2.4	If Sophiris should seek to cancel certain Services in its sole discretion, Sophiris shall be liable to pay […***…].

5.	RELEASE, STORAGE AND DELIVERY OF PRODUCT

5.1	Release

5.1.1	BI RCV is responsible for the Manufacturer’s Release(s) as set forth in the Quality Agreement.

5.1.2

BI RCV shall test and and/or have tested each Batch and provide the Manufacturer’s Release for each Batch of Drug Substance and Product within […***…] from the date of manufacture of Drug Substance or Product.

5.1.3	Subsequent to the Manufacturer’s Release, BI RCV shall deliver to Sophiris the release documentation defined in the Quality Agreement.

5.1.4	Sophiris is responsible within […***…] from the Manufacturer’s Release for the Final Release of each Drug Substance and Product as set forth in the Quality Agreement.

5.2	Packaging, Storage and Delivery of Product

5.2.1	BI RCV shall package and label Product in accordance with the applicable SOP and GMP. For purpose of clarity, BI RCV will not conduct labelling or packaging of Drug Product for clinic.

5.2.2

BI RCV will be responsible for storage of Product and Drug Substance in compliance with GMP and BI RCV’s and/or BIP’s applicable SOP, until the Product is released and picked-up by Sophiris as set forth hereunder.

5.2.3	Product shall not be delivered before the delivery dates specified in the Project Timelines (Exhibit E). Such storage shall be […***…] until […***…]

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[*…***…] or […***…], whichever occurs later (the “Storage Period”). BI RCV shall support, cooperate with and assist Sophiris by preparing the Product, including the respective documents, for pick up.

5.2.4

All shipments of Product to Sophiris or a location designated by Sophiris shall be made according to Incoterm 2010 EXW (“ex works”) BI RCV Facility or BIP Facility. Sophiris shall be responsible for obtaining any import license or other official authorization and carrying out any other customs formalities necessary for importation of Product, and for paying for all customs formalities as well as duties, taxes, and other official charges payable upon importation.

5.3	Ownership and Insurance

5.3.1

BI RCV shall retain title (but not the intellectual property therein) to any work-in progress (including intermediates, Product) and to any Batch of Product which has not yet been paid for in full by Sophiris. Title to a Batch or the parts thereof actually delivered to Sophiris shall pass to Sophiris upon […***…]. Should Sophiris sell the parts of the received quantities of the Batch before […***…], Sophiris shall assign the payment of these quantities of the Batch to BI RCV and inform the buyer of such quantities of the Batch accordingly.

5.3.2	BI RCV and BIP shall hold appropriate insurance for […***…]. Sophiris shall obtain appropriate insurance on Product when […***…].

6.	DOCUMENTATION

6.1	BI RCV will retain complete, accurate and authentic documents and records created by BI RCV for each Product Batch, as required by GMP.

6.2

Documents and records created by and for BI RCV shall be in German or English. The specific documents to be drafted in English or for which BI RCV will provide English language translations are outlined in the Quality Agreement.

6.3

Except for the release documentation, all Product specific documentation in accordance with the Quality Agreement shall be available on-site at the BI RCV Facility or the BIP Facility for review by Sophiris at the times set forth in the Quality Agreement and in accordance with Section 7.2.4.

7.	REGULATORY

7.1	Regulatory Compliance

7.1.1

BI RCV shall comply with laws, rules and regulations for the Territory, including but not limited to GMP as applicable, applicable to a manufacturer of biopharmaceuticals in Austria in the performance of the Services and the manufacture of Product and Drug Substance.

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7.1.2

Sophiris shall exercise all reasonable skill, care and diligence customary’ in the industry in the performance of their duties under this Agreement and such performance shall be made in accordance with all applicable requirements relating to the manufacturing of pharmaceuticals intended for human use, including but not limited to, GMP.

7.1.3

BI RCV and BIP shall maintain, and where necessary, obtain all permits required under Austrian / German law in order to manufacture Product and Drug Substance. BI RCV will inform Sophiris of all permits filed under Austrian / German law of relevance for the manufacture of Product including their status with respect to approval. BI RCV shall file and maintain for the BI RCV Facility a site master file and a drug master file, which will be provided or made available to the Health Authorities whenever requested.

7.2	Manufacturing Audits and Regulatory Inspections

7.2.1

In addition to the rights set forth in Section 7.2.3, Sophiris or its designated representatives or consultants shall have the right to audit the BI RCV Facility and BIP Facility during regular business hours (every Business Day between 8:00 a.m. and 5:00 p.m.) [*…***…], provided Sophiris gives prior notice to BI RCV with […***…].[…***…] shall bear […***…] incurred in connection with such audit. The purpose of such audit shall be restricted to […***…].

7.2.2

All Sophiris representatives or consultants who are not Sophiris personnel and are auditing the manufacture of Product need to be approved in advance by BI RCV, which approval shall not be unreasonably withheld or delayed. Sophiris’ obligations and rights during such audit shall be further regulated in the Quality Agreement.

7.2.3	Sophiris shall be entitled to conduct audits […***…] with regard to […***…] in accordance with the Quality Agreement. […***…].

7.2.4

In addition to the audit rights set forth above and for the purpose of clarity, Sophiris shall have the right to review Drug Substance and/or Product specific documents of a Batch at its own cost on-site at the BI RCV Facility and BIP Facility at times mutually agreed upon between the Parties and in accordance with the Quality Agreement.

7.2.5	As applicable, and as agreed to by the Parties, the Parties shall cooperate fully in preparing for and passing a pre-approval inspection as required by any Health Authority.

7.2.6

BI RCV shall have in place a corporate policy, SOPs and the Quality Agreement governing regulatory inspections. BI RCV shall take the necessary steps to address observations raised by a Health Authority in the course of a regulatory inspection in a timely manner.

7.2.7 Warning Letters: BI RCV shall notify Sophiris if it receives any warning letters, non-compliance letters or other notifications from the EMA, or FDA 483s

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Warning Letters, FDA non-compliance letters, or similar notifications from the FDA or any other Health Authority concerning or impacting Drug Substance and/or Product, or if BI RCV receives notification of any planned or unplanned inspection directed or applicable to Drug Substance and/or Product during the term of this Agreement.

7.2.8

BI RCV shall take immediate steps to address and correct, and will within a reasonable time frame given the circumstances correct, any/all concerns raised by the EMA, or other Health Authorities, including without limitation any concerns which are raised as a result of an inspection or warning letters.

7.2.9

With regard to observations made by Sophiris in the course of an audit, the Parties shall discuss and agree upon necessary steps to address such observations. BI RCV shall compile a written plan and timetable for such remedy and correct any deficiencies as set forth under Section 7.2.10 below.

7.2.10

The costs of BI RCV’s activities as set forth under Section 7.2.5 to Section 7.2.8 above (inspection activities) shall be borne by the Parties as follows; [*…***…]: (i) Issues which are […***…] shall be […***…]. (ii) Any […***…] and which are […***…] and are […***…] shall be […***…]. (iii) Sophiris shall be informed of any and all communications between BI RCV and/or BIP with a Health Authority pertaining to requested changes specifically for the Product and Drug Substance and will be given the opportunity to have input in these communications as appropriate and in any event on any communication related to a time change or cost to Sophiris.

7.2.11

Within the periods as set forth in the Quality Agreement, BI RCV shall notify Sophiris of any requested inspection by Health Authorities pertaining to Drug Substance and/or Product and shall provide Sophiris with the results of any inspection by Health Authorities which are specific to Product. Further, Sophiris shall have the right to be at the Facility during an inspection by Health Authorities directed to the Drug Substance and/or Product subject to Sophiris representatives not being present at the inspection room except for questions directed to Sophiris.

8.	CHANGES OF PRODUCT SPECIFICATIONS, DRUG SUBSTANCE SPECIFICATIONS AND PROCESS - CHANGES

8.1

Except as otherwise expressly set forth to the contrary in the Quality Agreement, if Sophiris is required, or desires, to change the Product Specifications or Drug Substance Specifications or the Process, then BI RCV shall use […***…] to accommodate such request, subject to the following:

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8.1.1

Sophiris shall promptly advise BI RCV in writing of any such change(s), and provide information necessary for BI RCV to evaluate the effect of such change(s). BI RCV shall promptly advise Sophiris as to scheduling changes, if any, which may result from such change(s). The notification and approval procedure shall be in accordance with the applicable standard operating procedures including, but not limited to, change control procedures agreed by the Parties from time to time, as described in the Quality Agreement. The Parties shall hold a meeting in a timely manner to discuss such changes as appropriate.

8.1.2

Prior to implementation of any change(s), BI RCV shall provide Sophiris with a quote of the price of the services and equipment that will be provided and purchased by BI RCV in order to implement any such change(s) to the Drug Substance Specifications, Product Specifications or the Process, including, but not limited to, the price of BI RCV’s validation and analytical services. If such changes will be implemented, then Sophiris shall pay the price of the services and equipment described in this Section.

8.1.3

BI RCV shall make changes described in this Section in accordance with timelines agreed to by the Parties, except that BI RCV shall have no obligation to [*…***…]. BI RCV shall cooperate with Sophiris in good faith to implement all agreed upon changes to the Drug Substance Specifications, Product Specifications or Process in accordance with the timelines agreed to by the Parties according to this Section.

8.1.4

If the Parties agree to any changes to the Specifications, the Parties shall agree in advance as to which Services and/or which Batches such changes shall apply. However, Sophiris acknowledges and agrees that changes to the Product Specifications or Process during an ongoing campaign are not possible.

8.1.5

If any changes to the Drug Substance Specification, Product Specifications or Process render obsolete or unusable any Materials for the Process, and if and to the extent those Materials may not be returned to the appropriate vendor for a credit or may otherwise be used by BI RCV, BI RCV shall either destroy or deliver to Sophiris, at Sophiris sole option, those obsolete or unusable Materials. Sophiris shall reimburse BI RCV for […***…].

8.2	Procedure for Drug Substance Specifications or Product Specifications or Process changes by 13I RCV.

8.2.1	BI RCV shall not change the Drug Substance Specifications or Product Specifications or the Process except with Sophiris’ prior written consent, which consent Sophiris shall not unreasonably withhold.

Any BI RCV-requested changes approved by Sophiris shall be in accordance with the Quality Agreement and SOPs agreed in writing by Sophiris and BI RCV. If Sophiris does consent to a BI RCV-requested change, BI RCV is responsible for all of its costs incurred in implementing such BI RCV-requested change.

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8.3	Health Authority Requested Changes.

8.3.1

BI RCV Facility or BIP Facility related. If a Health Authority requests or requires that a change be made in the BI RCV Facility or DIP Facility or the related utilities, automated systems or multi-product equipment used to manufacture the Product, or if changes to the BI RCV Facility or BIP Facility or the related utilities, automated systems or equipment used to manufacture the Product are required in order to comply with applicable laws or regulations (including, without limitation, GMP), then BI RCV shall make such changes in accordance with the Quality Agreement and applicable SOPs. If such changes could impact Product (including quality of Product), they shall be subject to Sophiris approval, which approval shall not be unreasonably withheld. [*…***…] is responsible for all of its costs incurred in connection with making those change(s), except that […***…] is not responsible for […***…] which shall be borne by […***…], unless such changes are required because of […***…].

8.3.2

Process and / or Product related. If a Health Authority requests or requires that a change be made in the Process or to the Drug Substance Specifications or Product Specifications, or if changes to the Process or Product Specifications are required in order to comply with applicable laws or regulations (including, without limitation, GMP), then BI RCV shall make such changes in accordance with the Quality Agreement and SOPs (i.e., change control procedures) agreed in writing by Sophiris and BI RCV. Those changes are subject to Sophiris approval, which approval shall not be unreasonably withheld. […***…] shall bear the price of […***…] incurred in connection with making those changes.

9.	DISPUTE RESOLUTION FOR […***…]

9.1	Dispute Resolution

9.1.1	In the event Sophiris determines within […***…] of […***…], (or[…***…]), that […***…], Sophiris may request […***…]. BI RCV shall […***…]. Upon request, Sophiris shall […***…].

9.1.2

If, after the conclusion of any investigation as set forth in Section 9.1.1, the Parties disagree whether […***…], then the Parties shall submit the dispute to the Steering Committee. If the Steering Committee cannot resolve that disagreement within a period of […***…], then the Parties shall jointly engage a qualified independent Third Party (“Third Party Expert”), reasonably acceptable to both Parties, to evaluate […***…]

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[*…***…], to […***…], and to report […***…]. The determination of the Third Party Expert shall be binding on the Parties.

9.1.3	If the Third Party Expert determines that […***…] at the respective points in time set forth under Section 9.1.2(i) or (ii) above, […***…] shall bear the cost and expenses of […***…].

9.1.4

If the Parties disagree whether a […***…] and have invoked the procedures as set forth in Section 9.1.2, […***…] shall nevertheless, upon […***…]. If subsequently (i) the Parties agree or (ii) the investigations as set forth in Section 9.1.2 determine that the […***…],[…***…] shall pay […***…].

9.1.5

[…***…] shall have the right to claim that […***…] or that […***…] within […***…] (alternatively at the time of […***…]). Upon such claim of […***…], the proceedings described in Section 9.1.1 to 9.1.4 above shall apply. […***…] shall […***…] as stipulated under this Section 9.1.5 is […***…].

9.2	[…***…]

9.2.1 If the Parties agree that […***…] or if […***…] in accordance with Section 9.1.2, […***…] will […***…]. Notwithstanding Section 18, […***…] shall have no further obligation towards […***…] than […***…].

9.2.2	Any […***…] shall be […***…]

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[*…***…], as applicable, unless agreed otherwise by the Parties in writing.

9.3	Risk Allocation during the […***…]

9.4	During the […***…], […***…] shall be responsible for and shall bear the […***…], and the […***…]. In the event of […***…] with regard to the aforementioned items, the Parties shall […***…].

9.4.1	[…***…] shall […***…].

9.4.2	For the event that the […***…], […***…] has to bear all the costs for […***…].

9.4.3	In the event of the occurrence of […***…], the Parties shall use commercially reasonable efforts to […***…].

9.4.4	Should such […***…] require […***…], […***…] shall […***…].

9.4.5	The costs for the resolution of […***…] shall be borne solely by […***…], unless such […***…], in which case the costs for the resolution of […***…] shall be borne solely by […***…].

9.4.6	[…***…] shall notify […***…] about any […***…].

10.	PRICES AND PAYMENTS

10.1	The prices for the Services agreed upon by the Parties are set forth in Exhibit A.

10.2

Any services other than the Services agreed upon in Exhibit A shall be performed by BI RCV in accordance with a change order as set forth in Section 4.1.2 and shall be invoiced to Sophiris in accordance with Section 10.

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10.3	Product-dedicated equipment

10.3.1

On the account and instructions of Sophiris, BI RCV shall purchase certain Product-dedicated equipment as set forth in Exhibit R, which shall be the property of BI RCV. In addition to the Product-dedicated equipment, Sophiris shall pay BI RCV costs for engineering, setting-up, automation, calibrating, cleaning and qualification related to such Product-dedicated equipment, as applicable and as set forth in. Exhibit R, BI RCV shall at its expense properly maintain and insure the equipment used in the manufacture of Product on an on-going basis.

10.3.2

Upon expiration or termination of this Agreement, and for a period of [*…***…] thereafter, Sophiris has the right for […***…] on at least […***…] advance notice to purchase, take possession of, and remove from BI RCV Facility and / or BIP Facility the mobile parts of the Product-dedicated equipment to the extent paid for by Sophiris, and provided that Sophiris has paid for all Services rendered by BI RCV and / or BIP.

10.4	Price Adjustment:

10.4.1

Price Index Adjustment: Starting with […***…], the prices of BI RCV’s Services will be adjusted (increased or decreased) year by year in accordance with the average of (a) the Austrian trade index (“Nationaler Verbraucherpreisindex/Gesamtindex”) (current: http://www.oenb.at/isaweb/report.do?&lang=EN&report=6A) of July of the previous year (AATX) and (b) the average Standard Wages Index (“Tariflohnindex/Generalindex”) (current: http://www.oenb.at/isaweb/reort.do?&lan=EN&report=6.7) of July of the previous year (ASWX) shown in the statistic monthly report of the Oesterreichische Nationalbank) (current http://www.oenb.at) whereby the figures of such average will be rounded to one decimal place, with 0.05 being rounded up, but under no circumstances will, the price index adjustment be greater than […***…]% on an annual basis. (Byway of example, the AATX for July 2010 was +1.9%, the ASWX for July 2010 was+ 1.5%. The average of both indices is +1.7 ‘A The price for 2011 would have been increased at +1.7` %).

10.4.2

Subject to Section 10.4.4, BI RCV shall be entitled to add to the current prices any increases in costs to BI RCV of Materials, components, utilities, equipment or services supplied to BI RCV by third parties which are utilized in manufacture of Product at the time such increase occurs. Notwithstanding the foregoing, BI RCV shall only be allowed to add such costs to its supply prices in the event of an Extraordinary Increase in cost of the applicable Material, utility, equipment or service.

10.4.3

“Extraordinary Increase” shall be an increase of at least […***…] or more, within a […***…] period. Sophiris shall be entitled to have any such price increase verified by BI RCV’s statutory accountants which accountants shall advise on verification concerning the price increase only BI RCV shall provide Sophiris with […***…] calendar days notice of any price adjustment

10.4.4

BI RCV will not claim price adjustments according to the rule set forth in the previous paragraph for those goods and services which are included in the AATX or the ASWX, and similarly, BI RCV shall not have the right to adjust the price, based on changes in AATX or ASWX, for any costs for which current price changes have been made due to the previous paragraph.

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10.5	Taxes and Charges

The prices for the Product and services shall be exclusive of all export, import, sales, use or excise taxes, VAT, duties, tariffs, federal, state or local tax, or any other taxes levied on the delivery of the Product pursuant to this Agreement in the Territory (“Taxes”). All such Taxes shall be borne by [*…***…]. For the avoidance of doubt, Taxes shall not include income taxes of BI RCV in Austria.

10.6	Invoicing

BI RCV shall issue an invoice (i) in accordance with the Billing Plan and (ii) for […***…] and/or […***…] when (a) […***…] and/or […***…] is made available for pick up by Sophiris’ designated carrier or (b) as of storage of
[…***…] by BI RCV for Sophiris ready for pick-up.

10.7	Currency, Terms of Payment

All payments to BI RCV made by Sophiris shall be made in Euros and within a period of […***…] as of the invoice date as set forth in the Billing Plan in Exhibit F and for Product, […***…] from the date the applicable invoice is received by Sophiris. Payments made after the above times shall bear interest at an annual rate of the European Central Bank’s marginal lending facility plus […***…] for the days past due.

11.	STEERING COMMITTEE AND PROJECT MANAGEMENT

11.1	Steering Committee

11.1.1

Establishment; Membership; Meetings. The Parties shall establish a joint executive steering committee (the “Steering Committee” or “SC”), consisting of members designated by the Parties. Additional people may attend the SC meeting as required based on the agenda, and their participation shall not be unreasonably withheld by either Party. Sophiris and BI RCV each shall appoint as representatives individuals having seniority and decision-making power, at least one of whom must have scientific or technical expertise. Either Party may replace any or all of its representatives at any time upon prior written notice to the other Party. The Steering Committee will meet at least once a year, or more frequently, as agreed by the SC. In addition, the SC shall provide agreed upon agendas prior to meetings. Minutes of SC meetings shall be taken in alternate turns and sent to each SC member within […***…] after such meeting for review and approval Review by the respective other Party and approval through sign-off of the minutes by a representative of the SC of each Party shall be made within […***…] after receipt of the minutes.

11.1.2

Responsibilities. The Steering Committee is responsible (i) for strategic oversight and management of the Services and the manufacture of Product; (ii) to settle disputes or disagreements not resolved by the PT (as defined below) unless otherwise indicated in this Agreement; (iii) to discuss major issues regarding the performance of the Process which cannot timely be resolved despite efforts of the Project Management and other responsible representatives both Parties, and (iv) for approving by written documentation any major changes to the Services, Project Timelines, or budget.

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11.2	Project Management

11.2.1

Establishment; Membership; Meetings. The Parties shall establish a joint project team (the “Project Team” or “PT”), consisting of the required representatives of either Party. Either Party may replace any or all of its representatives at any time upon written notice to the other Party. The PT will meet via teleconference and/or videoconference at least once every [*…***…], or more frequently, as mutually agreed by the PT. Face to face meetings shall be mutually agreed by the PT. The PT must provide agreed upon agendas prior to meetings, meeting minutes and timelines. The PT shall ensure timely review and where appropriate approve documents to meet the agreed Project Timelines to satisfy the objectives of this Agreement.

11.2.2

Responsibilities. The PT is responsible for management of the ongoing activities related to the Services and the manufacture of Product, for operational oversight regarding performance of the Services, overseeing the transfer of the manufacturing Process, making decisions and disseminating information regarding implementation of the manufacturing Process and manufacture of the Product, and monitoring and reviewing BI RCV’s performance of the Services and Sophiris’ fulfilment of its obligations.

11.2.3 Appointment of Project Manager. Each Party shall appoint a project manager to act as the primary contact for such Party in connection with matters related to the performance of the Services and/or manufacture of the Product and to assume principal day-to-day operational responsibility for coordination of that Party’s responsibilities under this Agreement (each a “Project Manager”). Both Project Managers shall serve as a member of the PT. A Party may replace its Project Manager(s) at any time and from time to time for any reason by providing advance written notice of the change to the other Party.

11.3	Team members for the SC and the PT are listed in Exhibit K.

12.	CONFIDENTIAL INFORMATION

12.1	During the term of this Agreement and for a period of […***…] after its expiration or termination, either Party agrees

12.2

12.2.1

to hold in strict confidence any Confidential Information of the other Party which has been or will be made available to it or its Affiliates by the other Party or its Affiliates and, subject to the provisions of this Agreement and

12.2.2

not to use Confidential Information of the other Party for any purpose other than the fulfilment of its obligation under this Agreement and in the case of Sophiris, as reasonably necessary to develop, obtain approval for, and market and sell the Product, and

12.2.3

not to disclose the Confidential Information of the other Party to any third party whatsoever, except to such of its or its Affiliates’ responsible employees and consultants, and partners in the development and commercialization of the Product, such as licensees, on a need-to-know basis (in particular, for the purpose of the Agreement and for business planning and corporate reporting purposes). Confidential Information shall only be disclosed to such employees, consultants and partners in the development and commercialization of the Product bound by a level of confidentiality and non-use obligations materially

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equivalent to those as are imposed on such Party under this Agreement.

12.3	Each Party further agrees that upon termination, expiration or expiry of this Agreement it shall:

12.3.1

unless otherwise required by law, immediately return or destroy all Confidential Information of the other Party without retaining copies, except for one (1) copy which may be retained by such Party in its archives or with its external legal counsel for the sole purpose of monitoring its compliance with this Agreement; and

12.3.2

immediately cease any and all work in connection with the Confidential Information of the other Party and refrain from using, either directly or indirectly, the Confidential Information of the other Party, whether provided by the other Party and/or its Affiliates or accumulated or created by it or its Affiliates in the course of its evaluation thereof;

unless (in either case) the destruction or the cessation of use of such Confidential Information of the other Party would be curtailing the Party’s rights granted under this Agreement, including, but not limited, the rights under Sections 14 and 16. However, in no event shall either Party disclose Confidential Information of the other Party in any patent filings without the prior written consent of such other Party.

12.4

The obligations both to keep secret and not to use the Confidential Information of the other Party or parts thereof shall not apply in the event that the respective Confidential Information of the other Party or such parts thereof:

12.4.1	can be shown by written documentation to have been known to a Party or its Affiliates prior to disclosure by the other Party or its Affiliates; or

12.4.2	comes into the public domain by publication or otherwise through no breach of this Agreement; or

12.4.3

can be shown by written documentation to have been made known to a Party or its Affiliates from another source free from any obligation of confidentiality and was not obtained either directly or indirectly from the other Party or its Affiliates; or

12.4.4	can be shown by written documentation to have been independently developed or created by a Party or its Affiliates without access to the Confidential Information of the other Party.

12.5	Confidential Information shall not be deemed to be in the public domain merely because it may be derived from one or more items which are publicly known.

12.6

In the event that a Party is required by law, regulation, rule, act or order of any governmental authority or agency to disclose Confidential Information of the other Party, it shall be entitled to do so provided that it shall first notify the other Party forthwith of any such required disclosure and limit such disclosure as far as is possible under applicable law.

12.7 In the event that either Party is required to file this Agreement with governmental or Health Authority or other government agency, that Party shall seek confidential treatment of sensitive information of either Party (in particular, but not limited to trade secrets, confidential commercial or financial information). The Party required to make the submission will give reasonable advance notice to the other Party of such disclosure requirement in order to enable the other Party to comment on such

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submission, and shall use reasonable efforts to incorporate the other Party’s comments in order to secure a protective order or confidential treatment of such Confidential Information required to be disclosed.

12.8

Without the prior written consent of the other Party, neither Party shall make any press release or other public announcement of or otherwise disclose this Agreement or any of its provisions to any third party, except as may be required by applicable law or governmental regulation.

13.	OWNERSHIP OF INTELLECTUAL PROPERTY

13.1

Ownership of a Party’s Intellectual Property (i) owned or controlled by a Party prior to the Effective Date of the LOI, or (ii) developed by either Party during the term of the LOI or this Agreement independently and with no reference to performance under the LOI and the Agreement or the other Party’s Confidential Information, and outside of the scope of the LOI and the Agreement shall remain with the respective Party. (“Pre-existing Intellectual Property Rights”).

13.2

If such Pre-existing Intellectual Property Rights are owned or controlled by Sophiris, they are hereinafter referred to as “Sophiris Intellectual Property”. If such Pre-Existing Intellectual Property Rights are owned or controlled by BI RCV and/or BIP, they are hereinafter referred to as “BI Intellectual Property”.

13.3	BI RCV may use any Sophiris Intellectual Property only for the purpose of fulfilling its obligations under this LOI.

14.	OWNERSHIP OF IMPROVEMENTS

14.1	[…***…] shall have the exclusive ownership of any inventions, modifications, and/or improvements arising out […***…] (collectively the “[…***…] Improvements”).

14.2

[…***…] shall have the exclusive ownership of any and all other inventions, modifications and or improvements, (that is, that are not […***…] Improvements), arising out of […***…], and any Intellectual Property rights therein (collectively the “[…***…] Improvements”). […***…] Improvements include, but are not limited to, such inventions, modifications and improvements which relate […***…].

15.	INFRINGEMENT OF PARTIES CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY

15.1

Each Party shall promptly report in writing to the other Party during the term of this Agreement any actual or reasonably suspected infringement, unauthorised use or misappropriation by a third party of any Confidential Information or Intellectual Property of the other Party of which it becomes aware, and shall provide the other Party with all reasonably available evidence supporting said infringement, suspected infringement or unauthorised use or misappropriation.

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15.2

Either Party whose Intellectual Property is infringed, or challenged in any legal or administrative proceeding with regard to validity, non-infringement or enforceability by a third party shall have the right and option, but not the obligation, to bring an action for infringement thereof, or to defend its rights in such Intellectual Property against any such third party.

15.3

The Parties shall keep each other promptly informed about the status of any infringement or legal proceeding relating to such infringement, and shall mutually provide all reasonable assistance in connection with such legal proceeding or with otherwise resolving such infringement.

15.4	Each Party which is a party to any legal action under this Section 15 shall bear its own costs.

15.5

Any award or compensation paid by third parties as a result of any legal action under this Section 15 (whether by way of settlement, award or otherwise) shall be applied first to reimbursement of each Party for all expenses incurred by each in connection with such action, on a pro rata basis. Any remaining balance shall be allocated to the respective Party undertaking such action. If both Parties are parties to such action, the remaining balance shall be attributable to both Parties according to their share of the costs of such action.

16.	LICENSE GRANTS

16.1

[…***…] hereby grants […***…] and its Affiliates, and their respective successors and assigns a non-exclusive, worldwide, royalty free, fully paid, sub-licensable, license to […***…] Intellectual Property and […***…] Improvements, if applicable, solely to the extent necessary for performing its obligations under this Agreement.

16.2

[…***…] hereby grants to […***…] a world-wide, irrevocable, perpetual, non-exclusive, sublicensable license to the […***…] Intellectual Property and […***…] Improvements to the extent […***…] and for […***…] to […***…] upon termination or expiry of this Agreement, except that no such license shall be granted in the event […***…] terminates this Agreement pursuant to Section […***…].

17.	REPRESENTATIONS AND WARRANTIES

17.1

Each Party hereby represents and warrants to the other Party that: (a) the person(s) executing this Agreement is/are authorized to execute this Agreement, and (b) this Agreement is legal and valid and the obligations binding upon such Party are enforceable by their terms.

17.2	BI RCV Representations and Warranties; BI RCV represents and warrants that:

17.2.1	As of the Effective Date, BI RCV is duly organized and in good standing under the laws of Austria, and any authorizations necessary for making and performing under this Agreement have been obtained.

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17.2.2	As of the Effective Date, the making and performance of this Agreement does not conflict with BI RCV’s governing documents or any contractual obligation to another party.

17.2.3

As of the Effective Date, BI RCV has the necessary authorisations to provide the Services and manufacture of the Product and has not received written notice alleging infringement of third party Intellectual Property rights with regard to BI Intellectual Property used to manufacture the Product. To BI RCV’s knowledge on the Effective Date, BI RCV is free to supply the BI RCV Confidential Information to Sophiris provided that any and all information and Materials provided to BI RCV by Sophiris do not infringe such third party Intellectual Property rights.

17.2.4

Manufacture of Product will be conducted in material conformity with master production records and relevant established SOPs of BI RCV. However, such material conformity is fulfilled in case of occurrence of deviations allowed under GMP to the extent as a cause is attributed and assigned to those deviations and appropriate corrective actions can be implemented for such deviation.

17.2.5	[…***…], (i) […***…] conforms to the […***…] and GMP, or (ii) […***…] conforms to the […***…] and GMP.

17.2.6

As of the Effective Date, BI RCV has not been debarred under the US Generic Drug Enforcement or Act or its counterparts in other countries, that no proceedings or investigations relating to debarment are pending or to its knowledge threatened.

17.2.7

Except as expressly provided for in this Section 17.1 and 17.2, BI RCV makes no further warranties of the merchantability or fitness of the Product for any purpose, or any warranties of any other nature, express or implied. BI RCV shall not be liable for damages resulting from the lack of features or other qualities which BI RCV does not represent and warrant in this Section 17.2.

17.3	Sophiris Representations and Warranties; Sophiris represents and warrants that:

17.3.1	It is duly organized and in good standing under the laws of the jurisdiction of its formation, and any authorizations necessary for making and performing this Agreement have been given.

17.3.2	That the making and performance of this Agreement do not conflict with Sophiris’ governing documents or any contractual obligation to another party.

17.3.3

To Sophiris’ knowledge as of the Effective Date, Sophiris is free to supply the Sophiris Confidential Information to BI RCV, and Sophiris’ Intellectual Property provided to BI RCV to manufacture the Product does not infringe any Intellectual Property rights of a third party. To Sophiris’ knowledge, Sophiris will not infringe any Intellectual Property rights of a third party in (i) providing information whether tangible or not, or (ii) performing its duties under this Agreement, or (iii) by any use of the Product consistent with this Agreement.

17.3.4

That the MCB and WCB and all other Sophiris Materials provided by Sophiris to BI RCV (i) have been manufactured and tested in accordance with GMP, if applicable; and (ii) have been manufactured and tested to be fit for use in a multi-purpose biopharmaceutical manufacturing facility; and (iii) are free of adventitious agents such as bacteriophage.

17.3.5	To the extent that it is BI RCV Confidential Information, Sophiris will not use any BI RCV general analytical methods (not Drug Substance and/or

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Product specific), Master Batch Records, Batch Records, BI RCV SOPs, employed or generated in the manufacture of the Product, information related to the BI RCV Facility, equipment and utilities, which were disclosed by BI RCV to Sophiris, for any research and development purposes, the manufacture and testing of Product and/or any other products being developed by Sophiris, unless and to the extent such use is covered under the license granted by BI RCV under Section 16.2.

18.	LIABILITY AND INDEMNIFICATION

18.1	Disclaimer of Consequential Damages

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, IRRESPECTIVE OF THE THEORY OF LIABILITY, ARISING FROM OR RELATED TO THE BREACH OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS FOR DAMAGES BASED UPON LOST PROFITS FOR SALES TO THIRD PARTIES OR AFFILIATES, LOSS OF REPUTATION, LOSS OF MARKET SHARE, LOSS OF BUSINESS OPPORTUNITY OR LOSS OF GOOD WILL (COLLECTIVELY, “CONSEQUENTIAL DAMAGES”), (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), PROVIDED, THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY CONSEQUENTIAL DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTIONS 18.2.1 and 18.2.2.

18.2	Indemnification of Third Party Claims

18.2.1

Subject to the limitations set forth in Section 18.2.4 below and except to the extent of any indemnification obligation by Sophiris pursuant to Section 18.2.2 below, BI RCV will defend, indemnify and hold harmless Sophiris and its Affiliates (and their respective officers, directors, employees, representatives, and their respective successors and assigns), for any and all liability from any and all losses, damages, liabilities, costs and expenses such as, but not limited to, reasonable attorneys’ fees and experts’ fees) (“Losses”) (including Sophiris’ own Losses and those under third-party claims) to the extent arising out of any act or omission in Fault (“Breach”) of BI RCV, its subcontractors, or their respective employees:

(i)

which caused bodily harm or death in a human (“Personal Injury”) due to a Breach of BI RCV’s warranty as set forth in Sections 17.2.5 above, provided that BI RCV’s obligation to defend, indemnify and hold harmless under this Section 18.2.1 (i) shall apply only if

a.

I. Sophiris performed its Final Release activities on such Batch of […***…] or […***…] in accordance with the Quality Agreement and GMP; and II. such Breach of BI RCV’s warranty set forth in Sections 17.2.5 was not, and could not reasonably have been, discovered by Sophiris during such Final Release activities; or

b.	such Breach resulted from gross negligence, fraud or willful misconduct, whether by act or omission by BI RCV.

(ii)	due to a Breach of BI RCV’s representations, warranties or covenants hereunder (other than claims for Personal Injury caused by a Breach of BI RCV’s warranty set forth in Sections 17.2.5 above).

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18.2.2 Except to the extent of any indemnification obligation by BI RCV pursuant to Section 18.2.1 above, Sophiris will defend, indemnify and hold harmless BI RCV and its Affiliates (and their respective officers, directors, employees, representatives, agents, and their respective successors and assigns), for any and all Losses arising out of or relating to any claim or suit or demand (“a Claim”) by a third party, to the extent such Claim is arising from:

(i)

any handling or use of the [...***...] and/or [...***...], upon date of shipment from the BI RCV or BIP Facility respectively, by Sophiris, its Affiliates or third parties, where “handling and use” includes without limitation handling, processing, distributing, marketing, sale and administering to human beings (whether for clinical trials or commercial purposes);

(ii)	or any Breach of the representations, warranties or covenants under this Agreement by Sophiris, its Affiliates, or their respective employees.

18.2.3	Procedure for Indemnity

In the event that any third party makes any demand or claim or files or threatens to file any lawsuit (“Third Party Claim”), which Third Party Claim may result in any liability, damage, or loss to one party hereto of the kind for which such Party is entitled to indemnification pursuant to this Section 18, the Party seeking indemnification (“Indemnitee”) from the other Party (“Indemnitor”) shall (i) promptly notify the Indemnitor in writing of such Third Party Claim with respect to which it seeks indemnity; (ii) permit the Indemnitor or its insurer to control the defence of such claims and any related settlement negotiations subject to the Indemnitor accepting its obligation towards the Indemnitee to indemnify the alleged claim fully; and (iii) cooperate and, at the Indemnitor’s request and expense, assist the Indemnitor with the defence of such claims, including, but not limited to, in gathering all relevant information with respect to any such Third Party Claim, and the names and addresses of the affected parties and witnesses. Notwithstanding the aforementioned clause (iii), the Indemnitee may, at its own expense, participate in the defence of such Third Party Claim with counsel of its own choosing. The Indemnitor shall not settle any such claim without the prior written consent of the Indemnitee, such consent not to be unreasonably withheld.

18.2.4	Limitation of BI RCV’s Liability:

18.2.4.1

Save for (a) willful misconduct, fraud, or intentional breach, BI RCV’s aggregate liability for claims by Sophiris for indemnification pursuant to Section 18.2.1 above (relating to indemnification of Third Party Claims), and save for (b) gross negligence, willful misconduct, fraud, or intentional breach, BI RCV’s aggregate liability for other damages for claims by Sophiris arising out of or under the Agreement, which are not Third Party Claims for indemnification (relating to inter-partes claims) (said Third Party Claims for indemnification shall be governed by Section 18.2.4.1(a) only) (collectively, “Damages”) shall be subject to the following limitations:

18.2.4.2

Negligence: In case of negligence on the part of BI RCV, BI RCV’s aggregate liability for any Damages other than Damages for Personal Injury in any calendar year shall not exceed […***…] ([…***…]%) of the aggregate amount paid or payable by Sophiris to BI RCV under the Agreement for Services in the calendar year in which the event giving rise to the claim occurred, excluding reimbursement payments to

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BI RCV for the cost of equipment and Materials, resins and consumables.

18.2.4.3

Gross negligence: In case of gross negligence on side of BI RCV, BI RCV’s aggregate liability for any Damages other than Damages for Personal Injury and/or for inter-partes claims by Sophiris against BI RCV arising out of or under the Agreement (as described under Section 18.2.4.1(b) above), in any calendar year shall not exceed […***…] ([…***…]%) of the aggregate amount paid or payable by Sophiris to BI RCV under the Agreement for Services in the calendar year in which the event giving rise to the claim occurred, excluding reimbursement payments to BI RCV for the cost of equipment and Materials, resins and consumables.

18.2.4.4

If, for a particular calendar year, BI RCV is liable for both Damages of the type described in Section 18.2.4.2 above and Damages of the type described in Section 18.2.4.3 above, BI RCV’s aggregate liability for such Damages for such calendar year shall not exceed the amount calculated pursuant to Section 18.2.4.3 above.

18.2.4.5

Personal Injury: In the event BI RCV is obligated to indemnify Sophiris pursuant to Section 18.2.1 (i) above, BI RCV’s maximum aggregate liability under this Agreement per occurrence and in the aggregate in any calendar year shall not exceed […***…] ([…***…]%) of the aggregate amount paid or payable by Sophiris to BI RCV under the Agreement for Services in the calendar year in which the event giving rise to the claim occurred, excluding reimbursement payments to BI RCV for the cost of equipment and Materials, resins and consumables. Such indemnification is cumulative, including the remedies set forth in Section 18.2.4.2 and 18.2.4.3 above.

19.	INSURANCE

19.1

Each Party shall maintain, as applicable, general liability and product liability insurance in such amounts and with such scope of coverage as is customary in the biopharmaceutical and pharmaceutical industry with regard to manufacture, use and sale of a biopharmaceutical product. Each Party shall notify the other Party of any change regarding its liability insurance, including material modification or termination of such insurance. Notwithstanding the foregoing the Parties shall maintain minimum limits of product liability of [*…***…] US$ per occurrence and in the aggregate annually. The Parties shall provide to each other within […***…] of execution of this Agreement and thereafter, […***…] upon the other Party’s request, a certificate of insurance evidencing the respective Party’s product liability insurance. In addition to the foregoing coverage, the Parties shall maintain Comprehensive General Liability Insurance for limits of not less than […***…] US$ per occurrence and in the aggregate annually for bodily injury and property damage.

19.2	BI RCV may instead self-insure in accordance with appropriate practices and when doing so notify the Sophiris in writing.

19.3

For its clinical trial insurances, Sophiris warrants that it will maintain for any and all clinical trials with the […***…] and […***…] comprehensive, clinical trial insurances in compliance with all applicable local laws.

20.	TERM

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20.1 The term of this Agreement shall be six (6) years, as of the Effective Date. This term shall automatically renew for one successive five (5) year period, provided, however, that either Party may elect not to renew this term by providing the other Party written notice of such election at least two (2) years prior to the date of expiration of the then-current term.

21.	TERMINATION

21.1

Either Party may terminate this Agreement, effective immediately, upon written notice, in the event the rights and obligations of the other Party are assigned to a direct competitor of the non- assigning Party as follows:

21.1.1

as to BI RCV’s right to terminate, a direct competitor shall mean a third party which is in the business of offering and providing services for the manufactures of biopharmaceuticals for the benefit of other companies other than its affiliated companies; and

21.1.2	as to Sophiris’ right to terminate, a direct competitor shall mean a third party developing, manufacturing or selling products for the indication prostate cancer or benign prostatic hyperplasia.

21.2	Termination by either Party for cause:

21.2.1	Either Party may terminate this Agreement, effective immediately, upon written notice, in the event:

(i)

the other Party has committed a material breach of the provisions of this Agreement and such breach has not been cured within sixty (60) calendar days or such shorter or longer period as may reasonably be require under the circumstances (“Cure Period”) from receipt of a written notice which was issued to the breaching Party by the non-breaching Party specifying such material breach and that further states that this Agreement (as applicable) is terminated with immediate effect if such material breach is not cured within the Cure Period, provided that in the event Sophiris notifies BI RCV in accordance with this Section 21.2.1(i), BI RCV shall provide Sophiris a written action plan on how to cure such material breach within four (4) weeks of such notification;

(ii)

the other Party is not able to repeatedly fulfil its payment obligations towards its debtors, declares bankruptcy, is declared or adjudicated bankrupt, by voluntary or involuntary action goes into liquidation, enters into an arrangement for benefit of creditors, or dissolves or files a petition for bankruptcy or suspension of payments, or enters into a procedure of winding up or dissolution that is not dismissed within forty-five (45) days, or a trustee in bankruptcy or receiver or other equivalent entity be appointed for the other Party’s property or estate (“Bankruptcy”); or

(iii)	the Process for the Product could not be implemented by BI RCV in the GMP plants for process technical reasons.

21.2.2	With regard to Potentially Non-Conforming Product, Section 9 of this Agreement shall prevail over Section 21.2.1.

21.3	Sophiris shall have the right to terminate this Agreement immediately for:

21.3.1	Rejection of regulatory Filing. Sophiris may terminate this Agreement for rejection or non-approval of its filing by a competent regulatory authority due to

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medical, safety or regulatory concerns (including but not limited incomplete toxicology or clinical data).

21.3.2 Scientific or Medical Reason (clinical failure). Sophiris may terminate this Agreement in the event of a clinical failure as determined by Sophiris whereby clinical failure means that Sophiris will not further pursue the clinical program with the Product,

22.	EFFECT OF TERMINATION OR EXPIRATION

22.1	Termination of this Agreement shall not release any Party from any liability for payment accrued or accruing to the other Party prior to the termination date.

22.2

Notwithstanding Section 12.3, in the event of termination of this Agreement, each Party shall, at the discretion of the other Party, either return or destroy all Confidential Information and / or Materials, as applicable, within a period of ninety (90) calendar days as of termination of this Agreement.

22.3

In case of destruction of Confidential Information and / or Material, such destruction shall be confirmed in writing and the respective confirmation shall be delivered to the other Party within a period of ninety (90) calendar days as of termination of this Agreement.

22.4

In the event of termination of this Agreement by Sophiris pursuant to Section 21.2.1 (Termination for cause) above, BI RCV shall provide Sophiris or a third party manufacturer designated by Sophiris with a list of documentation for the tech transfer of the Process for the Product as set forth in Exhibit S, to the extent not already disclosed, and upon request of Sophiris BI RCV shall provide assistance services up to [*…***…] at no additional charge. In any other event of termination of this Agreement, BI RCV shall provide assistance services up to […***…] as requested by Sophiris within […***…] from the termination of the Agreement at an hourly rate of […***…].

22.5	Consequences of Termination, except for breach of BI RCV:

22.5.1	In the event of termination of this Agreement by either Party, except as regulated in Section 22.6 below, Sophiris is obligated to pay to BI RCV:

22.5.1.1	the complete price for all Services already performed and/or Product Batch(es) already manufactured by BI RCV, less the amounts already paid; and

22.5.1.2	the price of Services or Product Batches firmly ordered;

22.5.1.3

and all Materials, components and the Product-dedicated equipment already ordered for use in the manufacture of the Product, less the amounts already paid, and the costs of BI RCV for archiving the quality management documentation and for returning and/or destruction of Confidential Information and/or Materials, and provided that BI RCV transfers to Sophiris at Sophiris’ cost possession and full and complete title to all such Materials, components and the Product-dedicated equipment already ordered.

22.6 Consequences of Termination in case of breach of BI RCV, or in the event Force Majeure on BI RCV’s part:

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22.6.1

In the event of termination of this Agreement by Sophiris pursuant to Section 21.2.1(i) or (iii) (Termination for important reason), and in the event Force Majeure (Section 24) affecting BI RCV, Sophiris is obligated to pay to BI RCV:

22.6.1.1	the complete price for all Services already performed and/or Product Batch(es) already manufactured by BI RCV, less the amounts already paid;

22.6.1.2	all non-cancellable costs (including already ordered Materials, components and Product-dedicated equipment (Section 0).

23.	GOVERNING LAW AND ARBITRATION

23.1

This Agreement shall be governed, construed and interpreted by the laws of New York, New York, without reference to the conflict of laws provisions thereof. The Parties expressly exclude the applicability of the Convention on the International Sale of Goods (CISG).

23.2

All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed with the said Rules. The venue of the arbitration proceedings shall be New York, New York. The language of the arbitration proceedings shall be English. The costs of the arbitration (including reasonable attorney’s fees and associated costs and expenses) shall be borne by the Parties in proportion to the outcome of the arbitration (taking into account the relative success of the claims and defences of the Parties), as ordered by the arbitrator(s).

24.	FORCE MAJEURE

A Party shall not be held liable to the other for any delay in performance, part performance, defective performance or non-performance of that Party which is caused by or is a result of any circumstance beyond its reasonable control (“Force Majeure”). Without prejudice to the generality of the foregoing, industrial disputes, strike, lockout, riots, mobs, fires, floods, or other natural disasters, civil strife, embargo, lack or failure of transport facilities, currency restrictions, or events caused by reason of laws, regulations or orders by any government, governmental agency or instrumentality, or failure of third party delivery (which are not related to facts, events or conditions that would also be a breach by such Party of its obligation under this Agreement) shall be regarded as force majeure; provided, however, that the Party affected shall: give prompt written notice to the other Party of the date of commencement of the force majeure, the nature thereof, and expected duration; and shall use its best efforts to avoid or remove the force majeure to the extent it is able to do so; and shall make up, continue on and complete performance when such cause is removed to the extent it is able to do so. Either Party has the right to terminate this Agreement with immediate effect, upon written notice to the other Party, should the force majeure continue for more than [*…***…] following the first notification.

25.	WAIVER

The failure by any Party at any time to enforce any of the terms or provisions or conditions herein or exercise any right hereunder shall not constitute a waiver of the

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same or affect the validity of this Agreement or any part hereof, or that Party’s rights thereafter to enforce or exercise the same.

26.	SEVERABILITY

In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law or any relevant jurisdiction, the validity of the remaining provisions shall not be affected and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable. Such invalid or unenforceable provisions shall be substituted by valid regulations, which achieve to the greatest extent possible the economic, legal, and commercial objectives of the invalid or unenforceable provisions.

27.	NOTICES

All written communications, reports and notices between the Parties shall be in English and shall be delivered or sent by prepaid mail, registered mail (return receipt requested), Federal Express or other recognized overnight courier, or facsimile transmission (facsimile confirmation to be produced upon request) to the attention of the Party at the addresses designated below, or any other addresses of which either Party shall notify the other Party in writing.

Notices to BI RCV shall be to:

Boehringer Ingelheim RCV GmbH & Co KG

Dr. Boehringer-Gasse 5 —11

A-1121 Vienna

AUSTRIA

Fax: + 43 (1) 80105 2440

Attn: Dr. Stefan Minning

Copy to:

Boehringer Ingelheim GmbH

Legal Biopharmaceuticals

Binger Straβe 173

D-55216 Ingelheim am Rhein

Fax: +49 (6132) 77-4080

Attn.: Dr. Oliver Blattner

Notices to Sophiris shall be to:

Sophiris Bio

1258 Prospect Street

La Jolla, California

USA

Fax: 858.412.5693

Attn: Allison Hulme, PhD

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28.	SURVIVAL

The rights and obligations of the Parties, which by their intent or meaning, are to survive termination or expiration of this Agreement, including but not limited to Sections 1, 6, 9.1, 9.2, 12-16, 18, 22, 23, and 28 shall survive termination or expiration of this Agreement and shall remain in full force and effect, however, no longer than for a period not to exceed seven years or the period set forth in the New York statutes of limitation, whichever is shorter. Such limitation shall not apply to Sections 12-16, 18, 22, and 28.

29.	ASSIGNMENT AND ENUREMENT

29.1

Unless otherwise expressly permitted hereunder, neither Party may transfer any of its rights or obligations under this Agreement without the express prior written consent of the other Party; provided, however, that either Party may transfer all its rights and obligations under this Agreement without the other Party’s consent to (a) an Affiliate, provided such Affiliate has either itself the financial resources and technical and scientific capability to perform such Party’s obligations under this Agreement or, in case of a transfer by BI RCV, uses BI RCV and/or BIP for the fulfillment of the manufacturing obligations under this Agreement; or (b) a third party in the event of (i) a merger with or acquisition by such third party, or (ii) such third party’s purchase of all or a substantial part of the business, Intellectual Property and/or marketing and regulatory registrations relating to the Products to which this Agreement relates.

29.2

Without limitation to the foregoing restrictions on assignment as set forth in Section 29.1, this Agreement shall be binding upon and shall inure to the benefit of each of the Parties hereto and its successors and permitted assignees.

29.3

BI RCV shall be permitted to subcontract portions of the Services to third parties with the prior written approval of Sophiris, not to be unreasonably withheld or delayed; provided that BI RCV shall remain liable to Sophiris for such subcontractors’ performance of the Services under this Agreement. Sophiris acknowledges and agrees that BI RCV may subcontract specific Services under this Agreement or parts thereof to its Affiliate BIP, as well as to other third party subcontractors listed in Exhibit J. Whenever a reference is made to BIP or other third party subcontractors in this Agreement, this shall not create rights or obligations between Sophiris and BIP or Sophiris and such third party contractors.

29.4

Other than set forth in this Section, neither Party shall assign or sub-contract any of its rights, duties or obligations whatsoever or any part or parts herein contained without the prior written consent of the other Party.

29.5	Any assignment in violation of this Section 29 is null and void.

30.	INTEGRATION

30.1

This Agreement (including any exhibits and attachments hereto) is the final, complete and exclusive expression of all the statements, promised, terms and conditions and, except for the CDA, MTA and LOI, supersedes all prior agreements, negotiations, understandings or promises whether written or oral with respect to manufacturing of

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Product or Drug Substance. As of the Effective Date the LOI is deemed to be expired. Neither Party relies upon any representation whatsoever by the other Party, other than representations in this Agreement. The Exhibits to this Agreement attached hereto and the Quality Agreement form an integral part of this Agreement.

30.2

Exhibits may be amended and additional Exhibits may be added from time to time after execution of this Agreement if so agreed to in writing by the Parties. No waiver, alteration, amendment or modification of any of the provisions of this Agreement shall be binding unless made in writing and, signed by the Parties’ respective officers thereto duly authorised.

30.3	Notwithstanding the foregoing, amendments to Exhibits may be signed by each Party’s head of the Steering Committee in order to be legally binding.

31.	RELATIONSHIP OF THE PARTIES

The Parties shall at all times remain independent and one Party shall not be considered the agent of the other Party. Nothing in this Agreement shall be construed as creating a partnership, joint venture or other similar relationship between the Parties or their respective parents or subsidiaries.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorised representatives.

Vienna, 12 July 2012

BOEHRINGER INGELHEIM RCV GMBH & CO KG ppa.

/s/ Dr. Lothar Halmer
Name:	Dr. Lothar Halmer
Title:	Vice President Operations & Site Head
Biopharmaceuticals Austria

i.V.

/s/ Dr. Peter Mayr
Name:	Dr. Peter Mayr
Title:	Business & Contracts
Contract Manufacturing Business

La Jolla,

SOPHIRIS BIO CORP.

/s/ Allison Hulme
Name:	Allison Hulme, PhD
Title:	Chief Operating Officer

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LIST OF EXHIBITS

Exhibit A: Services and Prices	35
Exhibit B: PRX302 Product Information	59
Exhibit C: Underlying assumptions for PRX302 manufacturing at BI RCV	61
Exhibit D: Deliverables from Sophiris to BI RCV	63
Exhibit E: Project Timelines	65
Exhibit F: Billing Plan	68
Exhibit G: Analytical method list for PRX302	70
Exhibit H: Analytical methods validation	2
Exhibit I: Preliminary Stability study program	4
Exhibit J: List of Approved Subcontractors	7
Exhibit K: Project Manager Project Team and Steering Committee	8
Exhibit L: Specifications for PRX302 Drug Substance (Release Assays according to IND)	9
Exhibit M: Specifications for PRX302 Drug Product (Release Assays)	10
Exhibit N: Specifications for PRX302 Diluent (Release Assays)	11
Exhibit O: Specifications for PRX302 Placebo (Release Assays)	12
Exhibit P: Characterization Assays for PRX302 Placebo (Release Assays)	13
Exhibit Q: Test methods for release testing for Nova batches according to task order # 7	14
Exhibit R: Product dedicated equipment for the manufacture of PRX302 Drug Substance	15
Exhibit S: List of documentation for Product tech transfer	16

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Exhibit A: Services and Prices

For completeness, all Services, including Services performed under the LOI, are included herein.

•	Task #1 to Task #5 are covered within the LOI and the TSA

•	Task #6 to Task #29 are covered by the TSA

Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Activities / Services included	Billing date and amount [in Euro]	BI RCV deliverables for respective task
[*…***…]	[…***…]	[…***…]

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Exhibit B: PRX302 Product Information

[*…***…]

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[*…***…]

Table 3.2.S-1 Structural Differences between […***…]

Parameter	Molecule
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Figure 3.2.S-1 […***…]

1-50	AEPVYPDQLRLFSLGQGVCGDKYRPVNREEAQSVKSNIVGMMGQWQISGL
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]

[…***…]

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Exhibit C: Underlying assumptions for PRX302 manufacturing at BI RCV

The following assumptions are applicable for the services described in this proposal and the prices thereof.

[*…***…]

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[*…***…]

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Exhibit D: Deliverables from Sophiris to BI RCV

BI RCV assumes that all deliverables will be provided by Sophiris at project start.

[* …***…]

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[*…***…]

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Exhibit E: Project Timelines

Notwithstanding the time projections set forth below which are for guidance purposes only, the Services to be performed under this Agreement are those described the task orders listed in exhibit A unless otherwise agreed between the Parties.

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[*…***…]

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[*…***…]

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Exhibit F: Billing Plan

[* …***…]

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[*…***…]

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Exhibit G: Analytical method list for PRX302

[*…***…]

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[*…***…]

* ***Confidential Treatment Requested

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[*…***…]

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The following [*…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]

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[*…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

* ***Confidential Treatment Requested

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[*…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

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Exhibit I: Preliminary Stability study program

[*…***…]

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[*…***…]

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[*…***…]

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Exhibit J: List of Approved Subcontractors

Sub-Contractors Legal Name and Address	Services Performed
[*…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

[…***…]	[…***…]

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Exhibit K: Project Manager Project Team and Steering Committee

Project Manager BI RCV	Sophiris
[*…***…]	[…***…]

Project Team BI RCV & BIP	Sophiris
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]
[…***…]

Steering Committee BI RCV	Sophiris
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

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Exhibit L: Specifications for PRX302 Drug Substance (Release Assays according to IND)

TEST	ACCEPTANCE CRITERIA
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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	9 / 88

Execution Copy	10

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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	10 / 88

Execution Copy	11

Exhibit N: Specifications for PRX302 Diluent (Release Assays)

TEST	ACCEPTANCE CRITERIA
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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	11 / 88

Execution Copy	12

Exhibit O: Specifications for PRX302 Placebo (Release Assays)

TEST	ACCEPTANCE CRITERIA
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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	12 / 88

Execution Copy	13

Exhibit P: Characterization Assays for PRX302 Placebo (Release Assays)

Procedure
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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	13 / 88

Execution Copy	14

Exhibit Q: Test methods for release testing for Nova batches according to task order # 7

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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	14 / 88

Execution Copy	15

Exhibit R: Product dedicated equipment for the manufacture of PRX302 Drug Substance

Table: Equipment	Price [in Euro]
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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	15 / 88

Execution Copy	16

Exhibit S: List of documentation for Product tech transfer

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* ***Confidential Treatment Requested

BI RCV Contract No: 39242	16 / 88